                                                                  Execution Copy


                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of June 20, 2002, between Goldman Sachs Mortgage Company as seller (the "Mortgage Loan Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) the Mortgage Loan Seller pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of June 20, 2002, between the Purchaser and the Mortgage Loan Seller, (ii) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of June 20, 2002, between the Purchaser and GACC, (iii) GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of June 20, 2002, between the Purchaser and GACC, and (iv) GMAC Commercial Mortgage Corporation ("GMACCM") pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of June 20, 2002, between the Purchaser and GMACCM.

     It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle Bank National Association, as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class F, Class G and Class H Certificates to Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (in such capacity, each an "Initial Purchaser") and the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Deutsche Bank Securities Inc. (in such capacity, an "Initial Purchaser") pursuant to two certificate purchase agreements, each dated the date hereof (the "Certificate Purchase Agreements"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L,


                                                               2002-C2 GSMC MLPA

Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on June 27, 2002 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in June 2002. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing
Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $ 250,524,165.37, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

     (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

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

     (c) The Mortgage Loan Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan
                Seller.

     (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other


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                                       3
     laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or any such similar security or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate or any such similar security not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or any such similar security or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security"



                                                               2002-C2 GSMC MLPA
     shall be deemed to include, without limitation, any Mortgage Loan or Mortgage Loans or any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-10 through A-12, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2002-C2 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

                                                               2002-C2 GSMC MLPA

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law,


                                                               2002-C2 GSMC MLPA
     for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Repurchases.

     The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material Breach or Material Document Defect.

     SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

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

          (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement;

          (vii) Neither the Underwriting Agreement nor either of the Certificate Purchase Agreements shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

     (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

     (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

     (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

     (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Indemnification.

     (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934,


                                                               2002-C2 GSMC MLPA
as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape, or
(ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller or the Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2002-C2 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to
Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. The Mortgage Loan Seller also agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach or alleged breach by the Mortgage Loan Seller of any of its representations, warranties and covenants set forth in Section 4(b)(viii). This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-60030 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated June 26, 2001, as supplemented by the prospectus supplement dated


                                                               2002-C2 GSMC MLPA

June 20, 2002 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated June 20, 2002, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of


                                                               2002-C2 GSMC MLPA
counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

     SECTION 10. Costs.

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

     SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage



                                                               2002-C2 GSMC MLPA
prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, Attention: Jay Strauss, facsimile no. (212) 902-4140, or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

     SECTION 12. Third Party Beneficiaries.

     Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage Loan Seller to the same extent as if it was a party hereto.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

     SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                                               2002-C2 GSMC MLPA

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. Further Assurances.

     The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns.

     The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

     SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

                               [SIGNATURES FOLLOW]


                                                               2002-C2 GSMC MLPA

     IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                GOLDMAN SACHS MORTGAGE COMPANY,
                                a New York Limited Partnership


                                By: Goldman Sachs Real Estate Funding Corp., its General Partner


                                By: /s/ Mark Buono
                                   --------------------------------------
                                   Name:  Mark Buono
                                   Title:  Vice President



                                GMAC COMMERCIAL MORTGAGE
                                SECURITIES, INC.


                                By: /s/ David Lazarus
                                   --------------------------------------
                                   Name:  David Lazarus
                                   Title:  Vice President




                                                               2002-C2 GSMC MLPA

                                    EXHIBIT A
                                    ---------

                             MORTGAGE LOAN SCHEDULE




























                                                               2002-C2 GSMC MLPA


LOAN NUMBER                       PROPERTY NAME                 ADDRESS                    CITY              STATE
------------------------------------------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                             714 Allen Road                  Carlisle          Pennsylvania
09-0001557    Featherstone Industrial Park - Piedmont     14883 Persistance Drive         Woodbridge        Virginia
09-0001558    Featherstone Industrial Park - American     15141 Farm Creek Drive          Woodbridge        Virginia
09-0001559    Featherstone Industrial Park - Capitol      14830 Persistance Drive         Woodbridge        Virginia
------------------------------------------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire      15025 Farm Creek Drive          Woodbridge        Virginia
09-0001561    Featherstone Industrial Park - Keystone     15481 Farm Creek Drive          Woodbridge        Virginia
09-0001562    Featherstone Industrial Park - MESPA        14880 Farm Creek Drive          Woodbridge        Virginia
------------------------------------------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise   14860 Farm Creek Drive          Woodbridge        Virginia
09-0001564    Featherstone Industrial Park - Colonial     15111 Farm Creek Drive          Woodbridge        Virginia
09-0001541    Southlake Town Square                       1256 Main Street                Southlake         Texas
09-0001518    Summit Palm Lake Apartments                 4775 Via Palm Lake              West Palm Beach   Florida
09-0001576    Heritage Plaza                              18700 Veterans Boulevard        Murdock           Florida
------------------------------------------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments         1201 Enterprise Avenue          League City       Texas
09-0001523    Lyons Creek and Magnolia MHP Portfolio
09-0001523-A  Lyons Creek Mobile Home Park                1007 Lower Pindell Road         Lothian           Maryland
09-0001523-B  Magnolia Estates Mobile Home Park           1213 Hanson Road                Edgewood          Maryland
------------------------------------------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                    2031 & 2033 Howe Avenue         Sacramento        California
09-0001548    Stafford Commerce Center I                  25 Center Street                Stafford          Virginia
09-0001549    Stafford Commerce Center II                 24 Center Street                Stafford          Virginia
09-0001599    Westgate Marketplace                        6300 Southwest Third Street     Oklahoma City     Oklahoma
09-0001569    Pheasant Run Plaza                          177 Washington Valley Road      Warren            New Jersey
------------------------------------------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center                   9475 Lottsford Road             Landover          Maryland
09-0001590    Sauk Gardens Apartments                     8501 Old Sauk Road              Madison           Wisconsin
09-0001585    Junction Ridge Apartments                   202 Junction Road               Madison           Wisconsin
09-0001595    Airpark 99                                  15515-15679 North 83rd Way      Scottsdale        Arizona
09-0001596    Mira Vista Commons                          6100 Southwest Boulevard        Benbrook          Texas
------------------------------------------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                 4620 Wisconsin Ave              Washington DC     District of Columbia
09-0001582    Hickory Ridge Apartments                    2001 Laverne Street             Houston           Texas
09-0001581    Clear Lake Village Apartments               1239 Bay Area Boulevard         Houston           Texas
09-0001578    Kingstree Commons Shopping Center           1319 North Longstreet Street    Kingstree         South Carolina
09-0001566    Palm Harbor Commons                         33550 US. Highway 19 North      Palm Harbor       Florida
------------------------------------------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments                   41-109 Belgrove Drive           Kearny            New Jersey
09-0001592    23 Creek Circle                             23 Creek Circle                 Upper Chichester  Pennsylvania
09-0001577    Corporate Tower                             3131 S. Dixie Drive             Moraine           Ohio
09-0001579    Dundee Ridge Plaza                          243 US Highway 27 South         Dundee            Florida
09-0001570    Ashburn Farm II                             20925 Professional Plaza        Ashburn           Virginia
09-0001565    Cape Charles Food Lion                      22485 Lankford Highway          Cape Charles      Virginia
------------------------------------------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                  4503 South Kirkwood             Houston           Texas
09-0001574    Lakeland Parkway Self Storage               4600 Lakeland Drive             Flowood           Mississippi
09-0001594    Camelot Apartments                          2204 Harrison                   Wichita Falls     Texas
09-0001593    Seminole Creek Apartments                   2800 Mickelson Parkway          Fitchburg         Wisconsin
09-0001556    Westfield Ridge Apartments                  20515 Aldine Westfield Road     Humble            Texas
------------------------------------------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                  239 Depuy                       Summit Township   Michigan
09-0001554    Parkway Centre North                        9088 Ridgeline Boulevard        Highlands Ranch   Colorado
09-0001572    Riverview Commons                           19010 Fort Drive                Riverview         Michigan
09-0001539    Englewood Townhomes                         11855 Dashwood                  Houston           Texas
09-0001605    Towne Oaks Apartments                       2501 North Eastman Road         Longview          Texas
09-0001575    Clinton Storage Park                        517 Springridge Road            Clinton           Mississippi
09-0001580    Flagler Crossing                            2509 W. Moody Boulevard         Flagler Beach     Florida
------------------------------------------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                     517 North Stevenson Street      DeForest          Wisconsin
09-0001584    Highland Terrace Apartments                 5329 Old Middleton Road         Madison           Wisconsin


                                                                                          RATE
LOAN NUMBER                       PROPERTY NAME                 ZIP CODE                   (%)
------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                                    17013                  7.34000
09-0001557    Featherstone Industrial Park - Piedmont            22191                  7.39000
09-0001558    Featherstone Industrial Park - American            22191                  7.39000
09-0001559    Featherstone Industrial Park - Capitol             22191                  7.39000
------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire             22191                  7.39000
09-0001561    Featherstone Industrial Park - Keystone            22191                  7.39000
09-0001562    Featherstone Industrial Park - MESPA               22191                  7.39000
------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise          22191                  7.39000
09-0001564    Featherstone Industrial Park - Colonial            22191                  7.39000
09-0001541    Southlake Town Square                              76092                  7.37000
09-0001518    Summit Palm Lake Apartments                        33417                  7.48000
09-0001576    Heritage Plaza                                     33954                  7.10000
------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments                77573                  7.02000
09-0001523    Lyons Creek and Magnolia MHP Portfolio                                    7.62000
09-0001523-A  Lyons Creek Mobile Home Park                       20711                      -
09-0001523-B  Magnolia Estates Mobile Home Park                  21040                      -
------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                           95825                  7.45000
09-0001548    Stafford Commerce Center I                         22554                  7.31000
09-0001549    Stafford Commerce Center II                        22554                  7.31000
09-0001599    Westgate Marketplace                               73128                  7.81000
09-0001569    Pheasant Run Plaza                                 07059                  6.99000
------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center                          20785                  7.40000
09-0001590    Sauk Gardens Apartments                            53717                  6.83000
09-0001585    Junction Ridge Apartments                          53717                  6.67000
09-0001595    Airpark 99                                         85260                  7.22000
09-0001596    Mira Vista Commons                                 76109                  7.22000
------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                        20016                  6.99000
09-0001582    Hickory Ridge Apartments                           77080                  7.02000
09-0001581    Clear Lake Village Apartments                      77058                  7.02000
09-0001578    Kingstree Commons Shopping Center                  29556                  7.69000
09-0001566    Palm Harbor Commons                                34684                  7.62000
------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments                          07032                  6.25000
09-0001592    23 Creek Circle                                    19061                  7.09000
09-0001577    Corporate Tower                                    45439                  7.18000
09-0001579    Dundee Ridge Plaza                                 33838                  7.36000
09-0001570    Ashburn Farm II                                    20147                  7.45000
09-0001565    Cape Charles Food Lion                             23310                  7.36000
------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                         77072                  6.75000
09-0001574    Lakeland Parkway Self Storage                      39208                  7.79000
09-0001594    Camelot Apartments                                 76308                  7.18000
09-0001593    Seminole Creek Apartments                          53575                  6.55000
09-0001556    Westfield Ridge Apartments                         77338                  6.60000
------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                         49203                  6.38000
09-0001554    Parkway Centre North                               80129                  7.12000
09-0001572    Riverview Commons                                  48192                  7.88000
09-0001539    Englewood Townhomes                                77072                  6.75000
09-0001605    Towne Oaks Apartments                              75601                  7.37000
09-0001575    Clinton Storage Park                               39056                  7.79000
09-0001580    Flagler Crossing                                   32136                  7.16000
------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                            53532                  6.69000
09-0001584    Highland Terrace Apartments                        53705                  6.46000

                                                                              Exhibit A to 99.2

                                                             RATE       ORIGINAL      CUT-OFF DATE        TERM TO
LOAN NUMBER                       PROPERTY NAME              TYPE     BALANCE ($)     BALANCE ($)     MATURITY (MOS.)  MATURITY DATE
------------------------------------------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                                Fixed     28,200,000     27,944,480            107            5/1/11
09-0001557    Featherstone Industrial Park - Piedmont        Fixed      1,000,000        996,931            116            2/1/12
09-0001558    Featherstone Industrial Park - American        Fixed      5,200,000      5,184,043            116            2/1/12
09-0001559    Featherstone Industrial Park - Capitol         Fixed      1,350,000      1,345,857            116            2/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire         Fixed      4,275,000      4,261,882            116            2/1/12
09-0001561    Featherstone Industrial Park - Keystone        Fixed      5,300,000      5,283,737            116            2/1/12
09-0001562    Featherstone Industrial Park - MESPA           Fixed      4,425,000      4,411,422            116            2/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise      Fixed      1,650,000      1,644,937            116            2/1/12
09-0001564    Featherstone Industrial Park - Colonial        Fixed      4,800,000      4,785,271            116            2/1/12
09-0001541    Southlake Town Square                          Fixed     17,990,000     17,874,894            111            9/1/11
09-0001518    Summit Palm Lake Apartments                    Fixed     14,900,000     14,790,047             49            7/1/06
09-0001576    Heritage Plaza                                 Fixed     11,250,000     11,227,177            117            3/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments            Fixed     10,600,000     10,600,000            120            6/1/12
09-0001523    Lyons Creek and Magnolia MHP Portfolio         Fixed      9,590,000      9,488,016            110            8/1/11
09-0001523-A  Lyons Creek Mobile Home Park                                 -              -
09-0001523-B  Magnolia Estates Mobile Home Park                            -              -
------------------------------------------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                       Fixed      9,350,000      9,321,647            116            2/1/12
09-0001548    Stafford Commerce Center I                     Fixed      3,517,000      3,493,088            116            2/1/12
09-0001549    Stafford Commerce Center II                    Fixed      3,983,000      3,955,920            116            2/1/12
09-0001599    Westgate Marketplace                           Fixed      7,400,000      7,391,251            118            4/1/12
09-0001569    Pheasant Run Plaza                             Fixed      7,200,000      7,176,101            116            2/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center                      Fixed      6,400,000      6,376,782            115            1/1/12
09-0001590    Sauk Gardens Apartments                        Fixed      6,150,000      6,140,711            118            4/1/12
09-0001585    Junction Ridge Apartments                      Fixed      5,700,000      5,691,057            118            4/1/12
09-0001595    Airpark 99                                     Fixed      5,100,000      5,092,993            118            4/1/12
09-0001596    Mira Vista Commons                             Fixed      4,880,000      4,870,410            117            3/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                    Fixed      4,200,000      4,183,363            115            1/1/12
09-0001582    Hickory Ridge Apartments                       Fixed      4,125,000      4,122,436            119            5/1/12
09-0001581    Clear Lake Village Apartments                  Fixed      4,100,000      4,097,452            119            5/1/12
09-0001578    Kingstree Commons Shopping Center              Fixed      4,020,000      4,015,096            118            4/1/12
09-0001566    Palm Harbor Commons                            Fixed      3,800,000      3,786,860            115            1/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments                      Fixed      3,800,000      3,782,440            115            1/1/12
09-0001592    23 Creek Circle                                Fixed      3,650,000      3,642,576            117            3/1/12
09-0001577    Corporate Tower                                Fixed      3,600,000      3,582,547            116            2/1/12
09-0001579    Dundee Ridge Plaza                             Fixed      3,500,000      3,496,635            119            5/1/12
09-0001570    Ashburn Farm II                                Fixed      3,200,000      3,190,296            116            2/1/12
09-0001565    Cape Charles Food Lion                         Fixed      3,200,000      3,188,290            115            1/1/12
------------------------------------------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                     Fixed      3,120,000      3,120,000            112           10/1/11
09-0001574    Lakeland Parkway Self Storage                  Fixed      2,935,000      2,922,083            116            2/1/12
09-0001594    Camelot Apartments                             Fixed      2,730,000      2,723,974            118            4/1/12
09-0001593    Seminole Creek Apartments                      Fixed      2,600,000      2,593,564            118            4/1/12
09-0001556    Westfield Ridge Apartments                     Fixed      2,600,000      2,586,942            114           12/1/11
------------------------------------------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                     Fixed      2,500,000      2,469,449            114           12/1/11
09-0001554    Parkway Centre North                           Fixed      2,450,000      2,439,039            114           12/1/11
09-0001572    Riverview Commons                              Fixed      2,400,000      2,379,569            115            1/1/12
09-0001539    Englewood Townhomes                            Fixed      2,200,000      2,200,000            111            9/1/11
09-0001605    Towne Oaks Apartments                          Fixed      2,125,000      2,123,816            119            5/1/12
09-0001575    Clinton Storage Park                           Fixed      1,700,000      1,692,518            116            2/1/12
09-0001580    Flagler Crossing                               Fixed      1,200,000      1,189,211            177            3/1/17
------------------------------------------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                        Fixed        850,000        848,673            118            4/1/12
09-0001584    Highland Terrace Apartments                    Fixed        800,000        798,682            118            4/1/12





                                                                  REPAYMENT             DATE PAYMENT
LOAN NUMBER                       PROPERTY NAME                     DATE                    DUE
----------------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                                                                1
09-0001557    Featherstone Industrial Park - Piedmont                                        1
09-0001558    Featherstone Industrial Park - American                                        1
09-0001559    Featherstone Industrial Park - Capitol                                         1
----------------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire                                         1
09-0001561    Featherstone Industrial Park - Keystone                                        1
09-0001562    Featherstone Industrial Park - MESPA                                           1
----------------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise                                      1
09-0001564    Featherstone Industrial Park - Colonial                                        1
09-0001541    Southlake Town Square                                                          1
09-0001518    Summit Palm Lake Apartments                                                    1
09-0001576    Heritage Plaza                                                                 1
----------------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments                                            1
09-0001523    Lyons Creek and Magnolia MHP Portfolio                                         1
09-0001523-A  Lyons Creek Mobile Home Park
09-0001523-B  Magnolia Estates Mobile Home Park
----------------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                                                       1
09-0001548    Stafford Commerce Center I                                                     1
09-0001549    Stafford Commerce Center II                                                    1
09-0001599    Westgate Marketplace                                                           1
09-0001569    Pheasant Run Plaza                                                             1
----------------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center                                                      1
09-0001590    Sauk Gardens Apartments                                                        1
09-0001585    Junction Ridge Apartments                                                      1
09-0001595    Airpark 99                                                                     1
09-0001596    Mira Vista Commons                                                             1
----------------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                                                    1
09-0001582    Hickory Ridge Apartments                                                       1
09-0001581    Clear Lake Village Apartments                                                  1
09-0001578    Kingstree Commons Shopping Center                                              1
09-0001566    Palm Harbor Commons                                                            1
----------------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments                                                      1
09-0001592    23 Creek Circle                                                                1
09-0001577    Corporate Tower                                                                1
09-0001579    Dundee Ridge Plaza                                                             1
09-0001570    Ashburn Farm II                                                                1
09-0001565    Cape Charles Food Lion                                                         1
----------------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                                                     1
09-0001574    Lakeland Parkway Self Storage                                                  1
09-0001594    Camelot Apartments                                                             1
09-0001593    Seminole Creek Apartments                                                      1
09-0001556    Westfield Ridge Apartments                                                     1
----------------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                                                     1
09-0001554    Parkway Centre North                                                           1
09-0001572    Riverview Commons                                                              1
09-0001539    Englewood Townhomes                                                            1
09-0001605    Towne Oaks Apartments                                                          1
09-0001575    Clinton Storage Park                                                           1
09-0001580    Flagler Crossing                                                               1
----------------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                                                        1
09-0001584    Highland Terrace Apartments                                                    1

                                                                                        Exhibit A to 99.2


                                                            MONTHLY               CREDIT LEASE
LOAN NUMBER                       PROPERTY NAME             PAYMENT   ARD LOAN        LOAN
-------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                             194,098.17
09-0001557    Featherstone Industrial Park - Piedmont       6,916.98
09-0001558    Featherstone Industrial Park - American      35,968.28
09-0001559    Featherstone Industrial Park - Capitol        9,337.92
-------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire       29,570.08
09-0001561    Featherstone Industrial Park - Keystone      36,659.98
09-0001562    Featherstone Industrial Park - MESPA         30,607.62
-------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise    11,413.01
09-0001564    Featherstone Industrial Park - Colonial      33,201.49
09-0001541    Southlake Town Square                       124,191.16
09-0001518    Summit Palm Lake Apartments                 103,978.98
09-0001576    Heritage Plaza                               75,603.60
-------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments          70,664.50
09-0001523    Lyons Creek and Magnolia MHP Portfolio       71,619.49
09-0001523-A  Lyons Creek Mobile Home Park                    -
09-0001523-B  Magnolia Estates Mobile Home Park               -
-------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                     65,056.73
09-0001548    Stafford Commerce Center I                   27,342.37
09-0001549    Stafford Commerce Center II                  30,965.21
09-0001599    Westgate Marketplace                         53,321.65
09-0001569    Pheasant Run Plaza                           47,853.43
-------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center                    44,312.31
09-0001590    Sauk Gardens Apartments                      40,216.38
09-0001585    Junction Ridge Apartments                    36,667.48
09-0001595    Airpark 99                                   34,687.28
09-0001596    Mira Vista Commons                           33,190.96
-------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                  27,914.50
09-0001582    Hickory Ridge Apartments                     27,499.16
09-0001581    Clear Lake Village Apartments                27,332.49
09-0001578    Kingstree Commons Shopping Center            28,633.27
09-0001566    Palm Harbor Commons                          26,883.09
-------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments                    23,397.25
09-0001592    23 Creek Circle                              24,504.56
09-0001577    Corporate Tower                              25,858.92
09-0001579    Dundee Ridge Plaza                           25,546.81
09-0001570    Ashburn Farm II                              22,265.40
09-0001565    Cape Charles Food Lion                       22,068.90
-------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                   20,236.26
09-0001574    Lakeland Parkway Self Storage                22,246.03
09-0001594    Camelot Apartments                           19,609.68
09-0001593    Seminole Creek Apartments                    17,636.70
09-0001556    Westfield Ridge Apartments                   16,605.13
-------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                   18,463.13
09-0001554    Parkway Centre North                         16,497.84
09-0001572    Riverview Commons                            19,895.70
09-0001539    Englewood Townhomes                          14,269.16
09-0001605    Towne Oaks Apartments                        14,669.61
09-0001575    Clinton Storage Park                         12,885.27
09-0001580    Flagler Crossing                             10,893.57
-------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                       5,479.23
09-0001584    Highland Terrace Apartments                   5,035.52


                                                                                                                   BROKER STRIP
LOAN NUMBER                       PROPERTY NAME                    PREPAYMENT PROVISION                                LOAN
------------------------------------------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                                    Lockout/35_Defeasance/81_0%/4
09-0001557    Featherstone Industrial Park - Piedmont            Lockout/28_Defeasance/88_0%/4
09-0001558    Featherstone Industrial Park - American            Lockout/28_Defeasance/88_0%/4
09-0001559    Featherstone Industrial Park - Capitol             Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire             Lockout/28_Defeasance/88_0%/4
09-0001561    Featherstone Industrial Park - Keystone            Lockout/28_Defeasance/88_0%/4
09-0001562    Featherstone Industrial Park - MESPA               Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise          Lockout/28_Defeasance/88_0%/4
09-0001564    Featherstone Industrial Park - Colonial            Lockout/28_Defeasance/88_0%/4
09-0001541    Southlake Town Square                              Lockout/33_Defeasance/83_0%/4                           Yes
09-0001518    Summit Palm Lake Apartments                        Lockout/34_Defeasance/22_0%/4                           Yes
09-0001576    Heritage Plaza                                     Lockout/27_Defeasance/89_0%/4
------------------------------------------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments                Lockout/24_Defeasance/92_0%/4
09-0001523    Lyons Creek and Magnolia MHP Portfolio             Lockout/34_Defeasance/82_0%/4
09-0001523-A  Lyons Creek Mobile Home Park
09-0001523-B  Magnolia Estates Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                           Lockout/28_Defeasance/88_0%/4
09-0001548    Stafford Commerce Center I                         Lockout/28_Defeasance/88_0%/4
09-0001549    Stafford Commerce Center II                        Lockout/28_Defeasance/88_0%/4
09-0001599    Westgate Marketplace                               Lockout/26_Defeasance/90_0%/4
09-0001569    Pheasant Run Plaza                                 Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center                          Lockout/29_Defeasance/87_0%/4
09-0001590    Sauk Gardens Apartments                            Lockout/26_Defeasance/90_0%/4
09-0001585    Junction Ridge Apartments                          Lockout/26_Defeasance/90_0%/4
09-0001595    Airpark 99                                         Lockout/26_Defeasance/90_0%/4
09-0001596    Mira Vista Commons                                 Lockout/27_Defeasance/89_0%/4
------------------------------------------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                        Lockout/29_Defeasance/87_0%/4                           Yes
09-0001582    Hickory Ridge Apartments                           Lockout/25_Defeasance/91_0%/4
09-0001581    Clear Lake Village Apartments                      Lockout/25_Defeasance/91_0%/4
09-0001578    Kingstree Commons Shopping Center                  Lockout/26_Defeasance/90_0%/4                           Yes
09-0001566    Palm Harbor Commons                                Lockout/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments                          Lockout/29_Defeasance/87_0%/4
09-0001592    23 Creek Circle                                    Lockout/27_Defeasance/89_0%/4
09-0001577    Corporate Tower                                    Lockout/28_Defeasance/88_0%/4                           Yes
09-0001579    Dundee Ridge Plaza                                 Lockout/25_Defeasance/91_0%/4                           Yes
09-0001570    Ashburn Farm II                               Lockout/28_(greater) of YM or 1%/88_0%/4                     Yes
09-0001565    Cape Charles Food Lion                             Lockout/29_Defeasance/87_0%/4                           Yes
------------------------------------------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                         Lockout/32_Defeasance/84_0%/4
09-0001574    Lakeland Parkway Self Storage                      Lockout/28_Defeasance/88_0%/4                           Yes
09-0001594    Camelot Apartments                                 Lockout/26_Defeasance/90_0%/4
09-0001593    Seminole Creek Apartments                          Lockout/26_Defeasance/90_0%/4
09-0001556    Westfield Ridge Apartments                         Lockout/30_Defeasance/86_0%/4                           Yes
------------------------------------------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                         Lockout/30_Defeasance/86_0%/4
09-0001554    Parkway Centre North                  Lockout/30_(greater) of YM or 1% or Defeasance/83_0%/7               Yes
09-0001572    Riverview Commons                                  Lockout/29_Defeasance/87_0%/4
09-0001539    Englewood Townhomes                                Lockout/33_Defeasance/83_0%/4
09-0001605    Towne Oaks Apartments                              Lockout/25_Defeasance/91_0%/4
09-0001575    Clinton Storage Park                               Lockout/28_Defeasance/88_0%/4                           Yes
09-0001580    Flagler Crossing                                   Lockout/27_Defeasance/149_0%/4                          Yes
------------------------------------------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                            Lockout/26_Defeasance/90_0%/4
09-0001584    Highland Terrace Apartments                        Lockout/26_Defeasance/90_0%/4

                                                                                                                   Exhibit A to 99.2

                                                      SERVICING   CROSS COLLATERALIZED     ENVIRONMENTAL    LETTER OF
LOAN NUMBER                       PROPERTY NAME       FEE LOAN        LOAN GROUPS         INSURANCE LOAN   CREDIT LOAN     LEASEHOLD
-----------------------------------------------------------------------------------------------------------------------------------
09-0001473    Ames Industrial                            Yes
09-0001557    Featherstone Industrial Park - Piedmont                   Group A
09-0001558    Featherstone Industrial Park - American                   Group A
09-0001559    Featherstone Industrial Park - Capitol                    Group A
-----------------------------------------------------------------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire                    Group A
09-0001561    Featherstone Industrial Park - Keystone                   Group A
09-0001562    Featherstone Industrial Park - MESPA                      Group A
-----------------------------------------------------------------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise                 Group A
09-0001564    Featherstone Industrial Park - Colonial                   Group A
09-0001541    Southlake Town Square
09-0001518    Summit Palm Lake Apartments
09-0001576    Heritage Plaza
-----------------------------------------------------------------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments
09-0001523    Lyons Creek and Magnolia MHP Portfolio     Yes
09-0001523-A  Lyons Creek Mobile Home Park
09-0001523-B  Magnolia Estates Mobile Home Park
-----------------------------------------------------------------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park
09-0001548    Stafford Commerce Center I                                Group B
09-0001549    Stafford Commerce Center II                               Group B
09-0001599    Westgate Marketplace
09-0001569    Pheasant Run Plaza
-----------------------------------------------------------------------------------------------------------------------------------
09-0001567    Lottsford Business Center
09-0001590    Sauk Gardens Apartments                    Yes                                                 Yes
09-0001585    Junction Ridge Apartments                  Yes                                                 Yes
09-0001595    Airpark 99
09-0001596    Mira Vista Commons
-----------------------------------------------------------------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building
09-0001582    Hickory Ridge Apartments
09-0001581    Clear Lake Village Apartments
09-0001578    Kingstree Commons Shopping Center
09-0001566    Palm Harbor Commons                        Yes
-----------------------------------------------------------------------------------------------------------------------------------
09-0001568    General Kearny Apartments
09-0001592    23 Creek Circle
09-0001577    Corporate Tower                                                                                Yes
09-0001579    Dundee Ridge Plaza
09-0001570    Ashburn Farm II
09-0001565    Cape Charles Food Lion
-----------------------------------------------------------------------------------------------------------------------------------
09-0001537    Englewood Place Apartments
09-0001574    Lakeland Parkway Self Storage
09-0001594    Camelot Apartments
09-0001593    Seminole Creek Apartments                  Yes                                                 Yes
09-0001556    Westfield Ridge Apartments
-----------------------------------------------------------------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                 Yes
09-0001554    Parkway Centre North
09-0001572    Riverview Commons                          Yes
09-0001539    Englewood Townhomes
09-0001605    Towne Oaks Apartments
09-0001575    Clinton Storage Park
09-0001580    Flagler Crossing
-----------------------------------------------------------------------------------------------------------------------------------
09-0001589    River's Edge Apartments                    Yes                                                 Yes
09-0001584    Highland Terrace Apartments                Yes                                                 Yes



                                                            SERVICING
LOAN NUMBER                       PROPERTY NAME            FEE RATE (%)
--------------------------------------------------------------------------
09-0001473    Ames Industrial                               0.06320
09-0001557    Featherstone Industrial Park - Piedmont       0.03320
09-0001558    Featherstone Industrial Park - American       0.03320
09-0001559    Featherstone Industrial Park - Capitol        0.03320
-------------------------------------------------------------------------
09-0001560    Featherstone Industrial Park - Foxfire        0.03320
09-0001561    Featherstone Industrial Park - Keystone       0.03320
09-0001562    Featherstone Industrial Park - MESPA          0.03320
-------------------------------------------------------------------------
09-0001563    Featherstone Industrial Park - Enterprise     0.03320
09-0001564    Featherstone Industrial Park - Colonial       0.03320
09-0001541    Southlake Town Square                         0.10320
09-0001518    Summit Palm Lake Apartments                   0.10320
09-0001576    Heritage Plaza                                0.03320
-------------------------------------------------------------------------
09-0001606    The Palms at South Shore Apartments           0.03320
09-0001523    Lyons Creek and Magnolia MHP Portfolio        0.07320
09-0001523-A  Lyons Creek Mobile Home Park
09-0001523-B  Magnolia Estates Mobile Home Park
-------------------------------------------------------------------------
09-0001571    Howe Cottage Office Park                      0.03320
09-0001548    Stafford Commerce Center I                    0.03320
09-0001549    Stafford Commerce Center II                   0.03320
09-0001599    Westgate Marketplace                          0.03320
09-0001569    Pheasant Run Plaza                            0.03320
-------------------------------------------------------------------------
09-0001567    Lottsford Business Center                     0.03320
09-0001590    Sauk Gardens Apartments                       0.07320
09-0001585    Junction Ridge Apartments                     0.07320
09-0001595    Airpark 99                                    0.03320
09-0001596    Mira Vista Commons                            0.03320
-------------------------------------------------------------------------
09-0001550    4620 Wisconsin Ave Building                   0.08320
09-0001582    Hickory Ridge Apartments                      0.03320
09-0001581    Clear Lake Village Apartments                 0.03320
09-0001578    Kingstree Commons Shopping Center             0.08320
09-0001566    Palm Harbor Commons                           0.09320
-------------------------------------------------------------------------
09-0001568    General Kearny Apartments                     0.03320
09-0001592    23 Creek Circle                               0.03320
09-0001577    Corporate Tower                               0.08320
09-0001579    Dundee Ridge Plaza                            0.10320
09-0001570    Ashburn Farm II                               0.08320
09-0001565    Cape Charles Food Lion                        0.08320
-------------------------------------------------------------------------
09-0001537    Englewood Place Apartments                    0.03320
09-0001574    Lakeland Parkway Self Storage                 0.08320
09-0001594    Camelot Apartments                            0.03320
09-0001593    Seminole Creek Apartments                     0.09320
09-0001556    Westfield Ridge Apartments                    0.08320
-------------------------------------------------------------------------
09-0001555    Victoria Pointe Apartments                    0.08320
09-0001554    Parkway Centre North                          0.08320
09-0001572    Riverview Commons                             0.08320
09-0001539    Englewood Townhomes                           0.03320
09-0001605    Towne Oaks Apartments                         0.03320
09-0001575    Clinton Storage Park                          0.08320
09-0001580    Flagler Crossing                              0.10320
-------------------------------------------------------------------------
09-0001589    River's Edge Apartments                       0.09320
09-0001584    Highland Terrace Apartments                   0.09320



                                                               Exhibit A to 99.2

                                    EXHIBIT B
                                    ---------

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

     For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, have reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Note, Mortgage, lender's title policy and any letters of credit or ground leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Mortgage Loan Seller or any servicer acting on its behalf. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

     The Mortgage Loan Seller hereby represents and warrants with respect to the Mortgage Loans that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this
Agreement:

     1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule to the Pooling and Servicing Agreement was true and


                                                               2002-C2 GSMC MLPA
accurate in all material respects as of the Cut-Off Date and contains all of the information set forth in the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement.

     2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan. The Mortgage Loan Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (other than the rights to servicing and related compensation as reflected in the Mortgage Loan Schedule). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights described on Schedule B-41 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, endorsed to the Purchaser, or its designee, in conformity with the requirements of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each such endorsement is genuine.

     3. Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

     4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a legal, valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same group of Cross-Collateralized Mortgage Loans. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with


                                                               2002-C2 GSMC MLPA
the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan or materially and adversely affect the value of the Mortgage Loan .. The related assignment of the Mortgage for each Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

     5. Assignment of Leases. There exists as part of the related Mortgage File an Assignment of Leases (an "Assignment of Leases") either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, first priority collateral assignment of, or a valid perfected first priority lien on or security interest in, certain rights under the related lease or leases, including the right to receive all payment due under the related Lease, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property and none of the related leases contains any restriction on such collateral assignment or creation of a security interest therein, as applicable. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

     6. Mortgage Status; Waivers and Modifications. The terms of the Mortgage Loan have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security provided by such Mortgage Loan and the related Mortgaged Property other than any material amendment or modification which has been effected pursuant to a written instrument and has been duly submitted for recordation to the extent necessary to protect the interests of the mortgagee, and is a part of the related Mortgage File. Except as set forth on Schedule B-6, no consents, waivers, modifications, alterations or assumptions of any kind with respect to a Mortgage Loan have occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation. The Mortgage Loan Seller has not taken any affirmative action inconsistent with the Servicing Standard that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

     7. Condition of Property; Condemnation. In the case of each Mortgage Loan, one or more engineering reports were prepared in connection with the origination of such Mortgage Loan by an independent third-party engineering firm who inspected the Mortgaged Property, and except as set forth in such engineering assessment(s) or on Schedule B-7A, the related Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in cases set forth in clauses (a), (b) and (c) below). As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Mortgage Loan Seller has not


                                                               2002-C2 GSMC MLPA
received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property. Except as set forth on Schedule B-7B, if any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in a percentage equal to 125% of the amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than (i) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan or (ii) $50,000 whichever is less. As of the date of the origination of each Mortgage Loan, except as set forth on Schedule B-7B: (x) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not affect the value or current principal use of such Mortgaged Property to any material extent, (y) no improvements on adjoining properties encroached upon such Mortgaged Property so as to affect the value or current principal use of such Mortgaged Property to any material extent, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

     8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Mortgage Loan Seller has made no claims thereunder and, to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Mortgage Loan Seller has not, and to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser or its designee and recording of the related Assignment of Mortgage in favor of the Purchaser or its designee in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for any of the following circumstances, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) that the related Mortgaged Property has access to a public road, and (b) that the area shown on the survey, if any, reviewed


                                                               2002-C2 GSMC MLPA
or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage. Such Title Policy contains no exclusion regarding the encroachment upon any easements of any permanent improvements located on the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Policy affirmatively insures against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

     9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan documents.

     10. Mortgage Provisions. The Mortgage Note, Mortgage (along with any security agreement and UCC financing statement) and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial Mortgage Loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The Mortgage Loan documents for each Mortgage Loan, subject to applicable law, provide for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an event of default under such Mortgage Loan.

     11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either (i) been properly designated, has accepted such designation and currently so serves or (ii) may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the Depositor or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Mortgagor under the related Mortgage Loan documents) as would be payable in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

     12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule B-12A, (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) reputable, independent third-party environmental



                                                               2002-C2 GSMC MLPA
consulting firm with respect to each Mortgaged Property in connection with the origination of such Mortgage Loan and/or thereafter updated such that, except as set forth on Schedule B-12B, such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule B-12C, one or more of the following are true: (A) one or more parties not related to or including the related Mortgagor and collectively having financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, (C) if and to the extent that such condition or circumstances can, based upon the recommendation set forth in the subject Environmental Report, be remediated or otherwise appropriately addressed in all material respects through the implementation of an operations and maintenance plan, the related Mortgagor was required to obtain and maintain an operations and maintenance plan, (D) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance,
(E) such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (F) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than the lesser of 2% of the outstanding principal balance of the related Mortgage Loan or $50,000, (G) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller at origination to be sufficient for purposes of effecting such remediation, (H) the related Mortgaged Property is identified on Schedule B-12D and insured under a policy of insurance subject to per occurrence and aggregate limits and a deductible, each as set forth on Schedule C-12D, against certain losses arising from such circumstances and conditions or (I) a party with financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Mortgage Loan Seller's actual knowledge, having made no independent inquiry other than reviewing the Environmental Reports(s) and employing an environmental consultant to perform the assessment(s) referenced herein, there are no material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. The Mortgage Loan Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Mortgage



                                                               2002-C2 GSMC MLPA

Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan documents substantially to the effect that, except as set forth in certain specified environmental reports and to the Mortgagor's knowledge, as of the date of origination, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials which violate federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule B-12D, the related Mortgagor (or an affiliate thereof) has agreed to indemnify mortgagee against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

     13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Mortgagor, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Mortgage Loan Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

     14. Insurance. Except as otherwise set forth on Schedule B-14A, all improvements upon each Mortgaged Property are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount (subject to a customary and reasonable deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged Properties identified on Schedule B-14B hereto, each Mortgaged Property is the subject of a business interruption, actual loss sustained or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current



                                                               2002-C2 GSMC MLPA
guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. If any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period. If the Mortgaged Property for any Mortgage Loan is located in any of the locations set forth on Schedule B-14WS, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' (fifteen (15) days for non-payment of premiums) prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders or as recommended by a reputable, independent insurance consultant. If any Mortgaged Property is, to the Mortgage Loan Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty; (ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders or as recommended by a reputable, independent insurance consultant; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan documents would generate proceeds sufficient to pay off the subject Mortgage Loan. Additionally, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch Ratings of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent) except that for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A (or the equivalent), or from A.M. Best of not less than "A:IX" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances set forth in the related Mortgage Loan documents that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to



                                                               2002-C2 GSMC MLPA
the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Based on the due diligence performed by the Mortgage Loan Mortgage Loan Seller, which in all events was at least such due diligence as a prudent commercial mortgage lender (with respect to the below referenced insurance policies regarding the origination of the related Mortgage Loan) or a prudent commercial mortgage servicer (with respect to any renewal of the below referenced insurance policies since the origination of the related Mortgage Loan) would undertake with respect to such issue after September 11, 2001, for each Mortgage Loan, except as indicated on Schedule B-14C, the related all risk property casualty insurance policy and business interruption policy do not specifically exclude acts of terrorism, or any related damage claims, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the last date as of which the policy was renewed or amended except as indicated on Schedule __, and the related loan documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. To the Mortgage Loan Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect.

     15. Taxes and Assessments. No real estate taxes or governmental assessments or governmental charges that prior to the Cut-Off Date became due and owing in respect of each Mortgaged Property are delinquent and unpaid, or, an escrow of funds in an amount sufficient to pay such payments has been established. Such taxes, assessments and charges shall not be considered delinquent and unpaid until the date on which interest or penalties may first be payable thereon.

     16. Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

     17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon a letter from governmental authorities, an opinion of counsel, a zoning consultant's report, an endorsement to the related Title Policy, or (when such would be acceptable to a reasonably prudent commercial mortgage lender) a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, except as described on Schedule B-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property: (i) are not in violation of any applicable building codes or land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation, current principal use or net operating income of the Mortgaged Property which are not covered by title insurance; and (ii) are in material compliance with applicable zoning laws and ordinances, including all such applicable parking ordinances or requirements, or constitute a legal non-conforming use or structure (provided that with respect to


                                                               2002-C2 GSMC MLPA
any non-conformity with such laws or ordinances either: (x) in the event of casualty or destruction, the use or structure may be restored or repaired to the full extent of the use or structure at the time of such casualty as provided in Paragraph 14 above; (y) law and ordinance insurance coverage has been obtained for the structure or use as provided in Paragraph 14 above; or (z) such non-compliance does not materially and adversely affect the value of the related Mortgaged Property).

     18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then, except as set forth on Schedule B-18:

          (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; to the extent required under such Ground Lease, the lessor under such Ground Lease has been sent notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

          (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

          (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date); and in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of such lessor;

          (d) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received, as of the Closing Date, any notice that an event of default has occurred thereunder and to the Mortgage Loan Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (e) Such Ground Lease requires the lessor under such Ground Lease thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan provided such mortgagee has provided such lessor with notice of its lien in accordance with the provisions of such Ground Lease and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the



                                                               2002-C2 GSMC MLPA
     mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease and the Mortgage Loan Seller has provided such lessor with notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

          (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (g) Except as set forth on Schedule B-18G, such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

          (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease by reason of default by the Mortgagor including termination as a result of a rejection of such Ground Lease in a bankruptcy proceeding;

          (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

          (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

          (k) The lessor under such Ground Lease is not permitted in the absence of an uncured default to disturb the possession, interest or quiet enjoyment of the tenant in any manner, which would materially adversely affect the security provided by such Ground Lease and the related Mortgage; and

                                                               2002-C2 GSMC MLPA

          (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

     19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

     20. Advancement of Funds. The Mortgage Loan Seller has not (nor, to the Mortgage Loan Seller's knowledge, has any prior holder of such Mortgage Loan) advanced funds or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

     21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. Neither the Mortgage Loan Seller nor any Affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise.

     22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, as of origination of the Mortgage Loan, there were no, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Mortgagor (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage
Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations under the applicable guaranty.

     23. Other Mortgage Liens. Except as otherwise set forth on Schedule B-23, none of the Mortgage Loans permits the related Mortgaged Property or any direct controlling interest in the related Mortgagor to be encumbered by any mortgage lien or, in the case of a direct controlling interest in the related Mortgagor, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Mortgage Loan Seller's knowledge, as of origination of the subject Mortgage Loan, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule B-23, and except for cases involving other Mortgage Loans, no Mortgaged Property securing the subject Mortgage Loan is


                                                               2002-C2 GSMC MLPA
encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Mortgagor is encumbered by a lien to secure any other debt. The related Mortgage Loan documents do not specifically prohibit the mortgagee from requiring the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

     24. No Mechanics' Liens. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Mortgage Loan Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged Property (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such mechanic's or materialmen's lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

     25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

     26. Licenses and Permits. Except as set forth on Schedule B-26, each Mortgage Loan contains provisions substantially to the effect that, to the extent required by applicable law, each Mortgagor is required to be qualified to do business and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning, parking and building laws or ordinances, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages upon which recording taxes and fees were paid in an amount sufficient to allow the mortgagee to realize on the Mortgaged Properties in an amount at least equal to the original principal balance of such Mortgage Loan.

     28. Releases of Mortgaged Properties. Except as set forth on Schedule B-28A, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price for the released property or parcel as set forth on Schedule C-28B or (iii) the delivery of


                                                               2002-C2 GSMC MLPA
comparable substitute real estate collateral subject to certain conditions precedent as set forth on Schedule B-28C. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2). Notwithstanding the foregoing, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in its underwriting of such Mortgage Loan. With respect to any release or substitution, the related Mortgagor is required to pay all reasonable costs and expenses associated therewith incurred by the mortgagee including any Rating Agency fees and expenses.

     29. Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either (i) requires the prior written consent of, and compliance with all conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of non-callable U.S. government securities in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) at the mortgagee's election, the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (D) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. The Mortgagor is required by the Mortgage Loan documents to pay all reasonable costs and expenses, including but not limited to Rating Agency fees, accountants fees and legal fees, associated with such defeasance.

     30. Inspection. Except as set forth on Schedule B-30, the Mortgage Loan Seller, an affiliate of the Mortgage Loan Seller, or a correspondent in the conduit funding program of the Mortgage Loan Seller, inspected, or caused the inspection of, each Mortgaged Property within twelve (12) months of the Closing Date.

     31. No Material Default. Other than payments due but not yet 30 days or more past due, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit B.

     32. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor,


                                                               2002-C2 GSMC MLPA
transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all such actions requiring such consent or approval under the related Mortgage, including Rating Agency fees and the cost of counsel opinions relating to REMIC or other securitization tax issues.

     33. Single Purpose Entity. Except as otherwise described on Schedule B-33 hereto, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Mortgagor to be, at least for so long as the Mortgage Loan is outstanding, and to the Mortgage Loan Seller's actual knowledge, the related Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Mortgage Loan with a Cut-off Date Principal Balance of $20,000,000 or more, except as set forth on Schedule B-33, the related Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Mortgagor shall have an outside independent director or member. The Mortgage Loan Seller has obtained, and the Servicing File contains, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Mortgagor. The organization documents of any Mortgagor on a Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more that is a single member limited liability company, provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy,


                                                               2002-C2 GSMC MLPA
dissolution, liquidation or death of the sole member and the Mortgage Loan Seller has obtained in connection with its origination or acquisition of the subject Mortgage Loan, and the Servicing File contains, an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Mortgagor but not the assets of the Mortgagor.

     34. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

     35. Tax Parcels. Except as described on Schedule B-35 of this Agreement, each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

     36. Security Interests. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan), which in all cases, includes any elevators and all Mortgagor-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel or self-storage facility, operated by the related Mortgagor, then such personal property constitutes all of the material personal property required to operate the Mortgagor's business as currently operated (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan) and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable first priority (except as noted above in this Paragraph
36) lien and security interest, to the extent perfection may be effected pursuant to applicable law solely by recording or filing UCC Financing Statements, on such items of personalty except as enforceability may be limited as set forth in Paragraph 13. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first security interest in Mortgagor's related operating revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in blank which the Purchaser or Trustee, as applicable, or its designee is authorized to complete and to file in the filing office in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection or priority of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                                                               2002-C2 GSMC MLPA

     37. Disclosure to Environmental Insurer and Other Matters. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Mortgage Loan Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Mortgage Loan Seller's possession or are otherwise known to the Mortgage Loan Seller; or

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Mortgage Loan Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then: (v) all premiums for such insurance have been paid and any deductible is held in escrow by the Mortgage Loan Seller and will be transferred to the Purchaser; (w) such insurance is in full force and effect;
(x) the policy is in an amount equal to at least 125% of the principal balance of the Mortgage Loan; (y) the policy has a term that ends no sooner than five
(5) years after the maturity date of the Mortgage Loan and is not cancelable during such term; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule C-38, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or
(B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on Schedule B-12D and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Mortgage Loan Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph 38.

     38. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg.
Section 1.860G-1(b)(2).

                                                               2002-C2 GSMC MLPA

     39. Operating Statements. Except as set forth on Schedule B-39, each Mortgage Loan requires the Mortgagor, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

     40. Recourse. Each Mortgage Loan is non-recourse; provided that, except as described on Schedule B-40, the Mortgagor and either a principal of the Mortgagor or other individual guarantor, with assets other than any interest in the Mortgagor, is liable in the event of (i) fraud or material intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits (to the extent received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business), or (iii) violation of applicable environmental laws or breaches of environmental covenants; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Mortgage Loan Seller or anyone acting on behalf of the Mortgage Loan Seller.

     41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

     42. Fee Simple or Leasehold Interests. The interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

     43. Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law and the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

     44. Originator's Authorization To Do Business. To the extent required under applicable law, at all times when it held such Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located to the extent necessary to ensure the enforceability of such Mortgage Loan.

     45. No Fraud In Origination. In the origination of the Mortgage Loan, none of the Mortgage Loan Seller, the originator, or any employee or mortgage broker, if any, of the Mortgage Loan Seller or the originator, engaged in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To the Mortgage Loan Seller's actual knowledge, no Mortgagor is guilty of defrauding or making an intentional material misrepresentation to the Mortgage Loan Seller or originator with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                                                               2002-C2 GSMC MLPA

     46. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Mortgage Loan Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's actual knowledge, had no interest, direct or indirect, in the Mortgagor, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal provides that it satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

     47. Jurisdiction of Organization. In respect of each Mortgage Loan, in reliance on certified copies of incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico.

     48. Mortgagor Concentration. Except as otherwise specified on Schedule B-48, no single Mortgagor, and to Mortgage Loan Seller's knowledge, no group of affiliated Mortgagors is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

     49. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Mortgage Loan Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

     50. Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.



                                                               2002-C2 GSMC MLPA

                        EXCEPTIONS AND REQUIRED SCHEDULES

     14. Insurance - Schedule B-14WS

----------------------------------------- ----------------------------------------------------------------------------
STATE                                     COUNTIES & SPECIFIC CITIES
----------------------------------------- ----------------------------------------------------------------------------
Alabama                                   Baldwin and Mobile
----------------------------------------- ----------------------------------------------------------------------------
Delaware                                  Sussex
----------------------------------------- ----------------------------------------------------------------------------
Florida                                   Entire State--All Counties
----------------------------------------- ----------------------------------------------------------------------------
Georgia                                   Bryan, Camden, Chatham, Glynn, Liberty, McIntosh
----------------------------------------- ----------------------------------------------------------------------------
Hawaii                                    Entire State--All Counties
----------------------------------------- ----------------------------------------------------------------------------
Louisiana                                 Cameron, Iberia, Jefferson, Lafourche, Orleans, Plaquemines, St. Bernard,
                                          St. Mary, St. Tammany, Terrebonne, Vermillion
----------------------------------------- ----------------------------------------------------------------------------
Massachusetts                             Barnstable, Bristol, Dukes, Nantucket, Plymouth
----------------------------------------- ----------------------------------------------------------------------------
Maryland                                  Calvert, Dorchester, Somerset, St. Mary's, Wicomico, Warchester
----------------------------------------- ----------------------------------------------------------------------------
Mississippi                               Hancock, Harrison, Jackson
----------------------------------------- ----------------------------------------------------------------------------
North Carolina                            Beaufort, Bertie, Brunswick, Camden, Carteret, Chowan, Currituck, Dare,
                                          Hyde, New Hanover, Onslow, Pamlico, Pasquotank, Pender, Perquimans,
                                          Tyrell, Washington
----------------------------------------- ----------------------------------------------------------------------------
New Jersey                                Atlantic, Cape May, Cumberland, Monmouth, Ocean
----------------------------------------- ----------------------------------------------------------------------------
New York                                  Nassau, Suffolk
----------------------------------------- ----------------------------------------------------------------------------
Puerto Rico                               Entire Commonwealth--All Counties
----------------------------------------- ----------------------------------------------------------------------------
South Carolina                            Beaufort Berkeley, Charleston, Colleton, Georgetown, Horry
----------------------------------------- ----------------------------------------------------------------------------
Texas                                     Aransas, Brazorla, Calhoun, Cameron, Chambers, Galveston, Town of Baytown,
                                          Jackson, Jefferson, Kenedy, Kleiberg, Matagoda, Nueces, Refugio, San
                                          Patricia, Willacy
----------------------------------------- ----------------------------------------------------------------------------
Virginia                                  Accomack, Chesapeake City, Gloucester, Hampton City, Isle of Wight,
                                          Lancaster, Langley Field City, Little Creek City, Matthews, Middlesex,
                                          Newport News City, Norfolk City, Northampton, Northumberland, Posquoson
                                          City, Portsmith City, Suffolk City, Virginia Beach City, York
----------------------------------------- ----------------------------------------------------------------------------

                                                               2002-C2 GSMC MLPA
         14.  Insurance - Schedule B-14C

-------------------------- -------------------------------- ----------------------------------------------------------
       Loan Number                  Property Name                                     Issue
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001556                 Westfield Ridge Apartments       The property insurance does not cover acts of terrorism
                                                            and related claims.
-------------------------- -------------------------------- ----------------------------------------------------------

                                                                                                    2002-C2 GSMC MLPA
                                      B-20

     23. Other Mortgage Liens.

-------------------------- -------------------------------- ----------------------------------------------------------
Loan Number                Property Name                    Issue
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001592                 23 Creek Circle                  The Mortgagor is not an SPE and does not prohibit
                                                            mezzanine debt.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001556                 Westfield Ridge Apartments       The Mortgagor is not an SPE and does not prohibit
                                                            mezzanine debt.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001473                 Ames Industrial                  In the event the tenant exercises its option to expand,
                                                            the Ames Industrial loan documents provide that either
                                                            (i) First Industrial Realty, L.P. provide a mezzanine
                                                            loan to an entity to be created by the non-managing
                                                            members of the Mortgagor or (ii) the Ames Industrial
                                                            Mortgagors may ground lease the related land to a newly
                                                            created entity which would be permitted to pledge its
                                                            leasehold interest as collateral for a loan to finance
                                                            the construction.  If the mezzanine loan is entered
                                                            into, the debt service on the mezzanine loan is required
                                                            to mirror the rental payments on the expansion parcel
                                                            and would be subordinated to Ames Industrial loan
                                                            pursuant to an intercreditor agreement with the
                                                            mezzanine lender.  In the event the currently unimproved
                                                            parcel is ground leased, the tenant of the Ames
                                                            Industrial property would be required to enter into a
                                                            new lease covering the expansion parcel and the Ames
                                                            industrial loan documents require the lien of the
                                                            mortgage on the ground leased portion of the Ames
                                                            Industrial property be subordinated to the financing of
                                                            such leasehold interest.
-------------------------- -------------------------------- ----------------------------------------------------------


     28. Releases of Mortgaged Properties.

-------------------------- -------------------------------- ----------------------------------------------------------
       Loan Number                  Property Name                                     Issue
-------------------------- -------------------------------- ----------------------------------------------------------

                                                                                                     2002-C2 GSMC MLPA
                                      B-21



-------------------------- -------------------------------- ----------------------------------------------------------
       Loan Number                  Property Name                                     Issue
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001473                 Ames Industrial                  In the event the tenant exercises its option to expand,
                                                            the Ames Industrial loan documents provide that either
                                                            (i) First Industrial Realty, L.P. provide a mezzanine
                                                            loan to an entity to be created by the non-managing
                                                            members of the Mortgagor or (ii) the Ames Industrial
                                                            Mortgagors may ground lease the related land to a newly
                                                            created entity which would be permitted to pledge its
                                                            leasehold interest as collateral for a loan to finance
                                                            the construction.  If the mezzanine loan is entered
                                                            into, the debt service on the mezzanine loan is required
                                                            to mirror the rental payments on the expansion parcel
                                                            and would be subordinated to Ames Industrial loan
                                                            pursuant to an intercreditor agreement with the
                                                            mezzanine lender.  In the event the currently unimproved
                                                            parcel is ground leased, the tenant of the Ames
                                                            Industrial property would be required to enter into a
                                                            new lease covering the expansion parcel and the Ames
                                                            industrial loan documents require the lien of the
                                                            mortgage on the ground leased portion of the Ames
                                                            Industrial property be subordinated to the financing of
                                                            such leasehold interest.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001557 through         Featherstone Portfolio           Each property may be released upon the payment of a
09-0001564                                                  price ranging from 100% to 120% of the then current
                                                            balance of the related Mortgage Note.
-------------------------- -------------------------------- ----------------------------------------------------------


     33. Single Purpose Entity.

-------------------------- -------------------------------- ----------------------------------------------------------
       Loan Number                  Property Name                                     Issue
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001592                 23 Creek Circle                  The single purpose entity covenants were modified to
                                                            allow ownership of presently disclosed other assets and
                                                            presently disclosed other debt (secured by such other
                                                            assets) or additional debt on such other assets limited
                                                            by an 80% LTV test.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001556                 Westfield Ridge Apartments       The Mortgagor is not a single purpose entity.
-------------------------- -------------------------------- ----------------------------------------------------------

                                                                                                      2002-C2 GSMC MLPA
                                      B-22

     40. Recourse.

-------------------------- -------------------------------- ----------------------------------------------------------
       Loan Number                  Property Name                                     Issue
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001565                 Cape Charles Food Lion           Guarantor is a corporation and its net worth is only
                                                            equal to the 20% equity in the property.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001592                 23 Creek Circle                  The Guarantor is a corporation not an individual.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001537                 Englewood Place Apartments       Guarantor's liability under Guarantee is capped at 10%
                                                            of outstanding balance of the mortgage note.
-------------------------- -------------------------------- ----------------------------------------------------------
09-0001539                 Englewood Townhomes              Guarantor's liability under Guarantee is capped at 10%
                                                            of outstanding balance of the mortgage note.
-------------------------- -------------------------------- ----------------------------------------------------------








                                                               2002-C2 GSMC MLPA

                                   EXHIBIT C-1
                                   -----------

           FORM OF CERTIFICATE OF OFFICER OF THE MORTGAGE LOAN SELLER

            CERTIFICATE OF OFFICER OF GOLDMAN SACHS MORTGAGE COMPANY
                            ("MORTGAGE LOAN SELLER")

I, __________________, a _____________ of the Mortgage Loan Seller, hereby certify as follows:

The Mortgage Loan Seller is limited partnership duly organized and validly existing under the laws of the State of New York.

Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Mortgage Loan Seller, which organizational documents are on the date hereof, and have been at all times in full force and effect.

To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

      Name                     Office                        Signature
-------------------   --------------------------   -----------------------------





     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of June 20, 2002 (the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.


                                                               2002-C2 GSMC MLPA
                                     C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of June 27, 2002.



                                         By:
                                             -----------------------------------
                                              Name:
                                              Title:



I, __________________, __________________, hereby certify that ________________
is a duly elected or appointed, as the case may be, qualified and acting _____________________ of the Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of June 27, 2002.



                                         By:
                                             -----------------------------------
                                              Name:
                                              Title:

                                                               2002-C2 GSMC MLPA
                                     C-1-2

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                  CERTIFICATE OF GOLDMAN SACHS MORTGAGE COMPANY
                  ---------------------------------------------

     In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of June 20, 2002 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this 27th day of June 2002.

                                  GOLDMAN SACHS MORTGAGE COMPANY


                                  By: Goldman Sachs Real Estate Funding Corp., its general partner

                                       -----------------------------------------
                                       Name:
                                       Title:


                                                               2002-C2 GSMC MLPA
                                     C-2-1